UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
August 22, 2002

                AMG OIL LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-30087	N/A

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1400, 700 - 4th Avenue, SW, Calgary, Alberta, Canada	T2P -3J4

(Address of principal executive offices)	(Zip Code)

(403) 531-9718

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

On August 22, 2002, the Ministry of Economic Development of the government of New Zealand accepted and approved a work program on PEP 38256, the sole permit of AMG Oil Ltd. (the “Company”). The approval will maintain the permit in good standing for the first 18 months of the second five year term of the permit, until February 25, 2004. The work program consists primarily of the reprocessing of 30 kilometers of existing seismic data, the acquisition of magnetotelluric data in the vicinity of the Rakaia Trough and fluid inclusion analysis on cuttings samples from the Ealing-1 well. All parties to the PEP 38256 joint venture, including the Company, have committed to carry out this work within the specified period. These work items are budgeted to cost no more than $100,000, of which the Company has committed to pay 52.5% commensurate with its share in the joint venture. Following a 50% surrender of acreage, the retained area of PEP 38256 throughout the second five-year term commencing August 25, 2002, amounts to 2,794 square kilometers (690,000 acres), including the Rakaia Trough. The Company and its partners will be required, prior to February 2004, to complete this work program and submit for consideration by the Ministry of Economic Development a proposed program of work for the remainder of the second five-year term following February 25, 2004, or else relinquish the permit at that time. This future program of work would likely include additional seismic acquisition, possibly leading to commitment to drilling a well.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Change of permit for PEP 38256

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMG OIL LTD.
(Name of Registrant)

Date:	September 26, 2002	By:	/s/ Cameron Fink

Cameron Fink, President

INDEX TO EXHIBITS

Exhibit
Number       Description

99.1              Change of permit for PEP 38256

EXHIBIT 99.1

CERTIFICATE OF CHANGE OF CONDITIONS

IN THE MATTER of the Crown Minerals Act 1991

AND

IN THE MATTER of Petroleum Exploration Permit 38256 in the name of AMG Oil (NZ) Limited, Indo-Pacific Energy (NZ) Limited, Orion Exploration Limited, Durum Energy (NZ) Limited and Magellan Petroleum (NZ) Limited.

PURSUANT to section 36(1) of the Crown Minerals Act 1991, and acting under delegated authority, the conditions specified in the second schedule to the above mentioned permit are hereby replaced with those attached to this certificate.

DATED at Wellington this 22 day of August 2002

SIGNED by Darryl Thorburn
Group Manager Crown Minerals

Darryl Thorburn
....

28

256

PEP 38256
Area = 2794.93sq km
172°20'E
43° 10'S
172°28'E
172°11'E
172°08'E
43° 15'S
43° 17'S
43° 21'S
172°05'E
171° 51'E
172°21'E
172°25'E
43° 28'S
43° 30'S
43° 30'S
43° 31'S
171° 42'E
172°10'E
172°18'E
172° 22'E
43° 37'S
43° 38'S
43° 39'S
43° 39'S
43° 40'S
43° 41'S
43° 42'S
43° 43'S
43° 45'S
172°16'E
172°19'E
172°14'E
172°11'E
172°10'E
43° 47'S
171° 47'E
171° 55'E
43° 49'S
172°16'E
172°21'E
171° 36'S
43° 56'S
43° 54'S
43° 59'S
171° 43'E
43° 58'S
171°17'E
44° 04'S
44° 04'S
44° 06'S
44° 05'S
44° 07'S
171°22'E
171° 29'E
171° 34'E
171° 38'E
CHRISTCHURCH
TIMARU
Pegasus Bay
Waimakariri River
Lake Ellesmere
Canterbury Bight
Rakaia River
10 0 10 20 Kilometers

256
29

172° 16' E	43° 45' S
172° 16' E	43° 49' S
172° 21' E	43° 49' S

South along 172° 21' E to coast
Southwest along coast to 43° 54' S
West along 43° 54' S to

171° 55' E	43° 54' S
171° 55' E	43° 58' S
171° 43' E	43° 58' S

256

30

FIRST SCHEDULE

PEP 38256

Having an area of 2794.93sq km

Coordinate entry as defined below:

171° 43' E	44° 04' S
171° 38 'E	44° 04' S
171° 38' E	44° 05' S
171° 34' E	44° 05' S
171° 34' E	44° 07' S
171° 29' E	44° 07' S
171° 29' E	44° 06' S
171° 22' E	44° 06' S
171° 22' E	44° 04' S
171° 17' E	44° 04' S
171° 17' E	43° 59' S
171° 36' E	43° 59' S
171° 36' E	43° 56' S
171° 47' E	43° 56' S
171° 47' E	43° 47' S
171° 55' E	43° 47' S
171° 55' E	43° 37' S
171° 42' E	43° 37' S
171° 42' E	43° 31' S
171° 51' E	43° 31' S
171° 51' E	43° 30' S
172° 05' E	43° 30' S
172° 05' E	43° 21' S
172° 08' E	43° 21' S
172° 08' E	43° 17' S
172° 11' E	43° 17' S
172° 11' E	43° 15' S
172° 20' E	43° 15' S
172° 20' E	43° 10' S
172° 28' E	43° 10' S
172° 28' E	43° 15' S
172° 25' E	43° 15' S
172° 25' E	43° 28' S
172° 21' E	43° 28' S
172° 21' E	43° 30' S
172° 10' E	43° 30' S
172° 10' E	43° 39' S
172° 18' E	43° 39' S
172° 18' E	43° 38' S
172° 22' E	43° 38' S
172° 22' E	43° 39' S
172° 19' E	43° 39' S
172° 19' E	43° 40' S
172° 16' E	43° 40' S
172° 16' E	43° 41' S
172° 14' E	43° 41' S
172° 14' E	43° 42' S
172° 11' E	43° 42' S
172° 11' E	43° 43' S
172° 10' E	43° 43' S
172° 10' E	43° 45' S

256

31

CERTIFICATE OF CHANGE TO PERMIT AREA

IN THE MATTER of the Crown Minerals Act 1991

AND

IN THE MATTER of Petroleum Exploration Permit 38256 in the name of AMG Oil (NZ) Limited, Indo-Pacific Energy (NZ) Limited, Orion Exploration Limited, Durum Energy (NZ) Limited and Magellan Petroleum (NZ) Limited.

Pursuant to sections 37(1) and 40 of the Crown Minerals Act 1991, and acting under a delegation from the Minister of Energy, the area specified in the First Schedule to the above mentioned petroleum exploration permit is hereby amended to be as described on the attached schedule and shown on the attached map.

DATED at Wellington this 22 day of August 20..........

SIGNED by Darryl Foster Thorburn
Group Manager Crown Minerals

Darryl Thorburn
....

256 32

CERTIFICATE OF EXTENSION TO PERMIT DURATION

IN THE MATTER of the Crown Minerals Act 1991

AND

IN THE MATTER of Petroleum Exploration Permit 38256 in the name of AMG Oil (NZ) Limited, Indo-Pacific Energy (NZ) Limited, Orion Exploration Limited, Durum Energy (NZ) Limited and Magellan Petroleum (NZ) Limited.

PURSUANT to section 37(1) of the Crown Minerals Act 1991, and acting under a delegation from the Minister of Energy, the duration of the above permit is hereby extended. The revised permit expiry date is now 25 August 2007.

DATED at Wellington this 22 day of August 2002

SIGNED by Darryl Foster Thorburn
Group Manager Crown Minerals

Darryl Thorburn
....

256

33